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                            GALAXY NUTRITIONAL FOODS


FOR IMMEDIATE RELEASE:                       CONTACT:
August 14, 2003                              Dawn M. Robert, Investor Relations
                                             Galaxy Nutritional Foods, Inc.
                                             (407) 854-0433

                        GALAXY NUTRITIONAL FOODS REPORTS
                            1ST QUARTER 2004 RESULTS

ORLANDO, Florida (August 14, 2003) Galaxy Nutritional Foods, Inc. (AMEX:GXY), a leading producer of nutritious plant-based dairy alternatives for the retail and foodservice markets, today reported results for its first quarter of fiscal 2004, ended June 30, 2003.

In the quarter ended June 30, 2003, the Company reported a net loss of ($1,970,104), including $1,307,131 for non-cash compensation expense, compared to a net income of $1,019,510, including ($1,637,261) for non-cash compensation income, for the quarter ended June 30, 2002. The loss from operations for the quarter ended June 30, 2003 was ($1,474,719), including the $1.3 million non-cash compensation expense, compared to an income from operations for the quarter ended June 30, 2002 of $1,917,982, including the ($1.6 million) non-cash compensation income. Excluding the non-cash compensation charges, the $448,309 decrease in operating income was mainly the result of lower net sales and increased selling expenses.

Net loss available to common shareholders after non-cash preferred stock dividends and non-cash preferred stock accretion for estimated redemption value was ($2,919,813), or ($0.21) per diluted share versus a net income of $610,233, or $0.05 per diluted share for the quarter ended June 30, 2002.

Net sales for the first quarter ended June 30, 2003 were $8,695,781 representing a 13% decline from $9,977,704 for the first quarter one year ago. This decline in net sales for the first quarter of fiscal 2004 was in line with our prior communicated forecast. A large part of this decrease was caused by management's decision to turn away lower margin private label and sandwich slice business in order to reallocate the Company's limited cash resources for production of higher margin "branded" items. Another factor in the sales decrease was the reduction in the number of core items produced (which are being reviewed on a regular ongoing basis) in order to eliminate lower volume and lower margin items. While the effect of these decisions caused top line sales to diminish initially, this approach enabled the Company's gross margin to increase from 27% in first quarter fiscal 2003 to 30% in first quarter fiscal 2004. The effectiveness of this strategy is clearly shown by gross margin only declining $96,535 from the prior year on $1.3M lower net sales in the current year. Additionally, the reduction in the number of items produced by the Company will enable it to rebuild its top-line sales by focusing on a smaller base of core items, which generate higher production volumes and margins.

Regarding consumer response to and consumption of our brands, the Company's Veggie(R) and Soyco(R) brand dairy alternatives have maintained their dominating status as a combined category leader in the Retail Grocery market. The latest IRI 13 week data as of June 2003 shows Veggie(R) and

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Soyco(R) products at 87.5% share of the cheese alternative market,  reflecting a stable share position for the brand. After Galaxy's 87.5% share of market, the next company represents only 3.03% of the category.

To grow Retail Grocery sales volume, the Company will continue to focus and drive implementation efforts against our previously stated initiatives, which include:

     o Communicating our positioning to consumers as the superior smart choice cheese
     o Leveraging consumer insights to gain competitive advantage in product quality
     o Increasing product availability, visibility, and optimum offerings on the shelf
     o    Selectively regaining some private label and sandwich slice business
     o Reallocating some funds from trade spending and investing them in consumer pull programming
     o Leveraging public relations activities behind "top of mind" health trends and company initiatives

In Foodservice, the Company intends to increase its sales efforts to respond to the rapidly rising trend for healthier menu items in both casual dining and high-end restaurants.

Christopher J, New, Galaxy's CEO, stated, "Our 1st Quarter Fiscal 2004 performance is very much in line with our prior communications, internal budgets and overall corporate expectations. We remain committed to our key business initiatives and are implementing additional efforts to ensure that the challenges presently affecting our growth are short-term. During the past year, Galaxy directed minimal funds toward marketing spending other than standard trade promotions as we were focused on improving internal operations and refinancing the Company. We have little doubt that the consumers will continue following their appetite for healthier foods, and in turn, the category will return to its past steady growth trends. At this time, we anticipate that our 2nd quarter fiscal 2004 results will generally be in line with our 1st quarter fiscal 2004 results as additional time is required for our growth initiatives to take hold. To this end, we will stay the course, execute our plan and look for upside top-line sales in the second half of our current fiscal year."

CONFERENCE CALL AND WEBCAST INFORMATION

There will be a teleconference and web-cast of the COMPANY'S 1ST QUARTER FISCAL 2004 EARNINGS RESULTS AT 10:00AM EST ON FRIDAY, AUGUST 15, 2003. The conference call invites all shareholders and interested parties to call in on a toll free line to ask questions about the Company's results and discuss future plans. The toll free number for U.S. and Canada callers is 1-800-289-0572. All other international callers should dial: 1-913-981-5543. THE CONFERENCE CALL PASS CODE FOR ALL PARTICIPANTS IS 756075.

The call will be simultaneously web-cast at the following link:
HTTP://WWW.FIRSTCALLEVENTS.COM/SERVICE/AJWZ387497383GF12.HTML

Individuals within the U.S. and Canada that cannot access the call are invited to listen to a digitally recorded version by calling the toll free number:
1-888-203-1112. All other international callers should dial the following number for a digital playback: 1-719-457-0820. It will be required to reference the pass code # 756075 for all digital playbacks. The playback will be available after 1:00 p.m. EST MONDAY, AUGUST 18, 2003 THROUGH FRIDAY, AUGUST 22, 2003 UNTIL MIDNIGHT. The call will be posted to our website the following week at: http//www.galaxyfoods.com.

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                      ABOUT GALAXY NUTRITIONAL FOODS, INC.

Galaxy Nutritional Foods is the leading producer of great-tasting, health-promoting plant-based dairy and dairy-related alternatives for the retail and foodservice markets. These phytonutrient-enriched products, made from nature's best grains - soy, rice and oats - are low and no fat (no saturated fat and no trans-fatty acids), have no cholesterol, no lactose, are growth hormone and antibiotic free and have more calcium, vitamins and minerals than conventional dairy products. Because they are made with plant proteins, they are more environmentally friendly and economically efficient than dairy products derived solely from animal proteins. Galaxy's products are part of the nutritional or functional foods category, the fastest growing segment of the retail food market. Galaxy brand names include: Galaxy Nutritional Foods(R), Veggie(R), Veggie Nature's Alternative to Milk(R), Veggie Slices(R), Soyco(R), Soymage(R), Wholesome Valley(R), formagg(R), and Lite Bakery(R). For more information, please visit Galaxy's website at www.galaxyfoods.com.

THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING" STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, OR OTHER FACTORS WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THOSE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO RELEASE PUBLICLY ANY REVISIONS TO THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT UNANTICIPATED EVENTS OR DEVELOPMENTS.

                    (Financial statements on following pages)

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                         GALAXY NUTRITIONAL FOODS, INC.
                                 BALANCE SHEETS

                                                             JUNE 30,        MARCH 31,
                                                               2003            2003
                                                           ------------    ------------
                                                           (UNAUDITED)
                         ASSETS

CURRENT ASSETS:
  Cash                                                     $         --    $      1,598
  Trade receivables, net                                      4,220,674       5,109,247
  Inventories                                                 5,161,497       5,294,500
  Prepaid expenses and other                                    613,001         553,396
                                                           ------------    ------------

      Total current assets                                    9,995,172      10,958,741

PROPERTY AND EQUIPMENT, NET                                  21,701,667      22,168,404
OTHER ASSETS                                                    454,343         274,918
                                                           ------------    ------------

      TOTAL                                                $ 32,151,182    $ 33,402,063
                                                           ============    ============

          LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Book overdrafts                                          $    193,880    $  1,151,276
  Line of credit                                              4,690,218       4,939,894
  Accounts payable                                            1,844,186       2,622,996
  Accrued liabilities                                         1,616,483       1,891,773
  Current portion of term notes payable                       1,285,610       1,497,760
  Current portion of subordinated note payable                       --       2,000,000
  Current portion of obligations under capital leases           334,201         363,152
                                                           ------------    ------------

      Total current liabilities                               9,964,578      14,466,851

TERM NOTES PAYABLE, less current portion                      9,561,742       7,786,985
SUBORDINATED NOTE PAYABLE                                            --       2,000,000
OBLIGATIONS UNDER CAPITAL LEASES, less current portion          318,227         383,210
                                                           ------------    ------------

      Total liabilities                                      19,844,547      24,637,046
                                                           ------------    ------------

COMMITMENTS AND CONTINGENCIES                                        --              --

REDEEMABLE CONVERTIBLE PREFERRED STOCK                        3,114,652       2,324,671

STOCKHOLDERS' EQUITY:
  Common stock                                                  151,529         127,617
  Additional paid-in capital                                 64,498,561      59,800,732
  Accumulated deficit                                       (42,565,446)    (40,595,342)
                                                           ------------    ------------

                                                             22,084,644      19,333,007
  Less: Notes receivable arising from the exercise of
        stock options and sale of common stock              (12,772,200)    (12,772,200)
        Treasury stock, 26,843 shares, at cost                 (120,461)       (120,461)
                                                           ------------    ------------

      Total stockholders' equity                              9,191,983       6,440,346
                                                           ------------    ------------

      TOTAL                                                $ 32,151,182    $ 33,402,063
                                                           ============    ============

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                         GALAXY NUTRITIONAL FOODS, INC.
                            STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

THREE MONTHS ENDED JUNE 30,                                    2003            2002
                                                           ------------    ------------
NET SALES                                                  $  8,695,781    $  9,977,704

COST OF GOODS SOLD                                            6,051,116       7,236,504
                                                           ------------    ------------
  Gross margin                                                2,644,665       2,741,200
                                                           ------------    ------------

OPERATING EXPENSES:
Selling                                                       1,313,873         989,637
Delivery                                                        451,817         571,562
Non-cash compensation related to options and warrants         1,307,131      (1,637,261)
General and administrative                                      983,479         841,506
Research and development                                         63,084          57,774
                                                           ------------    ------------
  Total operating expenses                                    4,119,384         823,218
                                                           ------------    ------------

INCOME (LOSS) FROM OPERATIONS                                (1,474,719)      1,917,982

Interest expense                                                495,385         898,472
                                                           ------------    ------------

NET INCOME (LOSS)                                          $ (1,970,104)   $  1,019,510

Preferred Stock Dividends                                        54,780          70,000
Preferred Stock Accretion to Redemption Value                   894,929         339,277
                                                           ------------    ------------

NET INCOME (LOSS) TO COMMON SHAREHOLDERS                   $ (2,919,813)   $    610,233
                                                           ============    ============

BASIC NET INCOME (LOSS) PER COMMON SHARE                   $      (0.21)   $       0.05
                                                           ============    ============
DILUTED NET INCOME (LOSS) PER COMMON SHARE                 $      (0.21)   $       0.05
                                                           ============    ============

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                         GALAXY NUTRITIONAL FOODS, INC.
                            STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

THREE MONTHS ENDED JUNE 30,                                        2003            2002
                                                               ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income (Loss)                                            $ (1,970,104)   $  1,019,510
  Adjustments to reconcile net income (loss) to net cash
    from (used in) operating activities:
      Depreciation and amortization                                 558,125         568,770
      Amortization of debt discount and financing costs              99,440         439,272
      Provision for losses on trade receivables                     (91,000)       (179,037)
      Non-cash compensation related to options and warrants       1,307,131      (1,637,261)
      (Increase) decrease in:
        Trade receivables                                           979,573         155,610
        Inventories                                                 133,003         793,019
        Prepaid expenses and other                                  (59,605)        (21,636)
      Increase (decrease) in:
        Accounts payable                                           (778,810)       (559,571)
        Accrued liabilities                                        (316,130)        144,863
                                                               ------------    ------------

   NET CASH FROM (USED IN) OPERATING ACTIVITIES                    (138,377)        723,539
                                                               ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                (91,388)       (126,623)
  Increase in other assets                                            1,807              --
                                                               ------------    ------------

   NET CASH FROM (USED IN) INVESTING ACTIVITIES                     (89,581)       (126,623)
                                                               ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Book overdrafts                                                  (957,396)       (493,285)
  Net payments on lines of credit                                  (249,676)     (1,021,456)
  Repayments on subordinated note payable                        (4,000,000)             --
  Borrowings on term note payable                                 2,000,000         500,000
  Repayments on term notes payable                                 (437,393)       (876,802)
  Principal payments on capital lease obligations                   (93,934)        (91,715)
  Financing costs for long term debt                               (188,361)        (83,289)
  Proceeds from issuance of common stock,
    net of offering costs                                         3,793,120       1,467,000
  Proceeds from exercise of common stock options                         --           4,250
  Proceeds from exercise of common stock warrants                   360,000              --
                                                               ------------    ------------

   NET CASH FROM (USED IN) FINANCING ACTIVITIES                     226,360        (595,297)
                                                               ------------    ------------

NET INCREASE (DECREASE) IN CASH                                      (1,598)          1,619

CASH, BEGINNING OF PERIOD                                             1,598             168
                                                               ------------    ------------

CASH, END OF PERIOD                                            $         --    $      1,787
                                                               ============    ============

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